SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012

WALGREEN CO.

(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 19, 2012, Walgreen Co. issued a press release announcing financial results for the quarter ended May 31, 2012. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated in this Item 2.02 by reference.

This information, including exhibits attached hereto and the information under Item 7.01 below, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 7.01.	Regulation FD Disclosure.

In addition to issuing the press releases attached as Exhibits 99.1 and 99.2 hereto, on June 19, 2012 (1) Walgreen Co. and Alliance Boots are conducting a conference call and webcast regarding the transactions contemplated by the Purchase and Option Agreement described below and related matters and (2) Walgreen Co. is conducting a separate conference call and webcast regarding Walgreen Co.’s results for the fiscal quarter ended May 31, 2012.

Slides prepared for the purposes of each of these conference calls are available on the Walgreens investor relations website at http://investor.walgreens.com.

Item 8.01.	Other Events.

On June 19, 2012, Walgreen Co. and Alliance Boots issued a joint press release relating to the entry into a Purchase and Option Agreement by and among Walgreen Co., Alliance Boots GmbH, a private limited liability company incorporated under the laws of Switzerland and AB Acquisitions Holdings Limited, a private limited liability company incorporated under the laws of Gibraltar jointly controlled by affiliates of Stefano Pessina and Kohlberg Kravis Roberts & Co. L.P. and related matters. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

99.1	Walgreen Co. press release issued on June 19, 2012

99.2	Joint press release of Walgreen Co. and Alliance Boots issued on June 19, 2012

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to vary materially from those indicated, including: the ability to satisfy the closing conditions and consummate the proposed transactions on a timely basis or at all, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase and Option Agreement or the financing commitment letter, our ability to consummate the financing arrangements contemplated by the financing commitment letter, our ability to subsequently arrange for and consummate permanent financing on acceptable terms, risks that the proposed transactions disrupt plans and operations of either Walgreens or Alliance Boots, the ability to realize anticipated synergies, the ability to achieve anticipated financial results, the amount of costs, fees, expenses and charges incurred by Walgreens or Alliance Boots related to the transaction, the risks associated with international business operations, the risks associated with governance and control matters, whether the option to acquire the remainder of the Alliance Boots equity interest will be exercised, changes in vendor, payer and customer relationships and terms, and other factors described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each of which is incorporated herein by reference and in other documents that we file or furnish with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Walgreens does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: June 19, 2012	By:	/s/ Thomas J. Sabatino, Jr.
	Title:	Executive Vice President, General Counsel and Corporate Secretary